[EXH. 23.2]


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement on Form SB-2 of our report dated April 12, 2001 relating to the financial statements of Wild Heart Ranch Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                   /s/ Grassi & Co., CPAs, P.C.
                                   -----------------------------
                                   GRASSI & CO., CPAs, P.C.


New York, New York
February 5, 2002